UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2022

Rani Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40672	86-3114789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 457-3700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Rani Therapeutics Holdings, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). As of March 30, 2022, the record date for the Annual Meeting, there were 24,387,030 shares of Class A common stock outstanding and entitled to vote and 24,773,286 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting. Holders of the Company’s Class A common stock are entitled to one vote per share and holders of the Company’s Class B common stock are entitled to ten votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The following is a summary of the matters voted on at the Annual Meeting based on the report of the voting results by the inspector of election. The Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2022 contains a description of the following proposals considered at the Annual Meeting, each of which were approved by the Company’s stockholders at the Annual Meeting as set forth below:

1. The Company’s stockholders elected by a majority of votes cast the director nominees below, to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, as follows:

	For	Withheld	Broker Non-Voted
Talat Imran	236,209,213	130,136	2,702,155
Mir Imran	236,182,478	156,871	2,702,155
Dennis Ausiello	236,209,217	130,132	2,702,155
Lyn Baranowski	236,321,656	17,693	2,702,155
Jean-Luc Butel	236,208,740	130,609	2,702,155
Laureen DeBuono	236,209,217	130,132	2,702,155
Andrew Farquharson	236,184,417	154,932	2,702,155
Malik Nanavaty	236,209,217	130,132	2,702,155
Lisa Rometty	236,321,656	17,693	2,702,155

2. The Company’s stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

For:	239,007,220
Against:	27,533
Abstain:	6,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rani Therapeutics Holdings, Inc.

Date: May 26, 2022	By:	/s/ Svai Sanford
Svai Sanford Chief Financial Officer